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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 19, 1998



                            METRO-GOLDWYN-MAYER INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       1-13481                 95-4605850
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

         2500 Broadway Street                             90404
       SANTA MONICA, CALIFORNIA                        (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 449-3000

                                      None
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5.   OTHER EVENTS.

     On August 19, 1998, the Company issued the press release attached hereto as
Exhibit 20.1, which is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:


Exhibit No.            Description
-----------            -----------
20.1                   Press Release of Metro-Goldwyn-Mayer Inc., dated August
                       19, 1998.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METRO-GOLDWYN-MAYER INC.

Dated:  August 19, 1998                 By:  /s/  David G. Johnson
                                           -------------------------------------
                                             David G. Johnson,
                                             Senior Executive Vice President and
                                             General Counsel

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

                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------
20.1                   Press Release of Metro-Goldwyn-Mayer Inc., dated August
                       19, 1998.

                                       4